Income taxes - Components of deferred income tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Deferred income tax assets:
Net operating loss carry-forward	$ 538	$ 531
Less: Valuation allowance	(538)	(531)
Total deferred income tax assets		0
Deferred tax liabilities
Intangible assets	5	8
Property, plant and equipment	5,026	5,273
Interest income	12	12
Total deferred tax liabilities	$ 5,043	$ 5,293